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                                                                Exhibit 10.15.2


LASALLE NATIONAL LEASING CORPORATION
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                                                                  LASALLE BANKS

502 Washington Avenue
Towson, Maryland 21204
(410) 769-8900

                                 April 28, 1999


Applied Extrusion Technologies, Inc.
3 Centennial Drive
Peabody, Massachusetts 01960

    RE: EQUIPMENT LEASE AGREEMENT DATED AS OF DECEMBER 29, 1997

Gentlemen:

    This will confirm the collateral understanding which has been reached between us with respect to the above-referenced Equipment Lease Agreement
(the "Lease"), between LaSalle National Leasing Corporation, as lessor, and Applied Extrusion Technologies, Inc., as lessee. Capitalized terms used herein without definition shall have the meaning given such term in the Lease.

    In consideration of the sum of Ten Dollars ($10.00) in hand paid, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

    1.   The following new Section 3(g) is added to the Lease:

         "(g) Lessee has reviewed the areas within its business and operations which could be adversely affected by, and has developed or is developing a program to address on a timely basis, the "Year 2000 Problem" (that is, the risk that computer applications used by Lessee may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date on or after December 31, 1999), and has made related appropriate inquiry of material suppliers and vendors. Based on such review and program, Lessee believes that the "Year 2000 Problem" will not have a Material Adverse Effect. From time to time, at the request of Lessor, Lessee shall provide to Lessor such updated information or documentation as is requested regarding the status of its efforts to address the Year 2000 Problem. As used herein, "Material Adverse Effect" shall mean (1) a materially adverse effect on the business, condition (financial or otherwise), operations, performance or properties of Lessee, or (2) a material impairment of the ability of Lessee to perform its obligations under or to remain in compliance with the Lease Documents."

    2. The following new Section 5(a)(8) is added to the Lease: "and (8) such appraisals, bringdown certificates and bringdown opinions as Lessor reasonably may require".


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LASALLE NATIONAL LEASING CORPORATION
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                                                                  LASALLE BANKS
Applied Extrusion Technologies, Inc.
April 28, 1999
Page 2

    3. In Section 5(e) of the Lease, the last sentence is deleted and the following substituted in lieu thereof:

         "Lessee's obligations under each Equipment Schedule designated as a Series B Equipment Schedule (collectively, the "Series B Equipment Schedules"), this Lease (solely to the extent incorporated by reference in the Series B Equipment Schedules) and each Bill of Sale (collectively, the "Series B Bill of Sale") executed with respect to the Equipment to be leased pursuant to the Series B Equipment Schedules (the "Series B Equipment"), including Lessee's obligation to sell the Series B Equipment to Lessor pursuant to the Series B Bill of Sale, are conditioned upon Lessee's receipt from Lessor by Federal wire transfer or other immediately available funds in the amount of the Total Invoice Cost set forth on the applicable Series B Equipment Schedules, which aggregate amounts shall not be less than Twenty Million Dollars ($20,000,000)."

    4. In Section 10(b)(ii)(D) of the Lease, the following words are added to the end thereof: "with respect to Equipment Schedules Nos. 1 through 8 executed pursuant hereto, and to a balloon payment of twenty (20) percent at the twentieth (20th) quarter of the term with respect to each Equipment Schedule executed pursuant hereto and designated as a Series B Equipment Schedule."

    5. Rider No. 1 attached to the Lease shall be applicable solely with respect to the Equipment described on Equipment Schedules Nos. 1 through 8 executed pursuant to the Lease.

    6. Riders Nos. 5 and 6 attached hereto, applicable solely with respect to the Equipment described on those Equipment Schedules executed pursuant to the Lease which are designated as Series B Equipment Schedules, are incorporated in the Lease as fully as if originally set forth therein.

    7. Except as expressly set forth herein, the terms and conditions of the Lease remain unmodified and in full force and effect.

    If the foregoing accurately sets forth our understanding with respect to the subject matter hereof, please sign and return the enclosed copy of this letter and it will constitute an amendment of the Lease pursuant to
Section 18(a) thereof.


                                  LASALLE NATIONAL LEASING CORPORATION

                                  By: _________________________________
                                  Name: _______________________________
                                  Title: ______________________________


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LASALLE NATIONAL LEASING CORPORATION
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                                                                  LASALLE BANKS
Applied Extrusion Technologies, Inc.
April 28, 1999
Page 3


AGREED:

APPLIED EXTRUSION TECHNOLOGIES, INC.

By: /s/ Anthony J. Allott
    ________________________________

Name: Anthony J. Allott
      ______________________________

Title: Vice President and Chief Financial Officer
       _____________________________